News Release
                                  ------------

January 26, 2006                             Contact: Dennis R. Stewart, EVP/CFO
FOR IMMEDIATE RELEASE                                             (215) 579-4000

                 TF Financial Corporation Announces 2005 Results
                       And An Increased Quarterly Dividend

Newtown, Pennsylvania: TF Financial Corporation (Nasdaq National Market - THRD) today reported net income of $6,153,000 ($2.19 per diluted share) for 2005, compared with $6,567,000 ($2.33 per diluted share) for 2004. Net income for the three month period ended December 31, 2005 was $1,527,000 ($0.55 per diluted share) compared with $1,588,000 ($0.56 per diluted share) during the comparable period of 2004. The Company also announced that its Board of Directors declared a quarterly dividend of $0.19 per share, payable February 15, 2006 to shareholders of record on February 8, 2006. This dividend is a 5.6% increase over the amount paid during the fourth quarter of 2005.

Highlights for 2005 include:
o Net interest income increased by 0.3% during 2005 despite thirteen 25 basis point increases in interest rates by the Federal Reserve during the period June 30, 2004 through December 31, 2005.
o The net interest margin was 3.74% during 2005, only a 12 basis point drop from 2004.
o Loans grew by 11.0% to $491 million, a record for the Company. The loans to deposits ratio was over 104% at December 31.
o Return on assets and return on equity were a strong 0.96% and 10.16%, respectively, during the year.
o    The Company opened its 15th branch office, in Philadelphia.

Commenting on the Company's performance for the year, President Kent C. Lufkin said that "an increasingly popular menu of banking products and services, an aggressive and extremely creative marketing program, and the significant efforts of our team members have helped to produce our second consecutive year of strong core earnings and growth. Furthermore, when compared with our peers, the Company and Third Federal Bank have again produced results that place us among the top performers in the regional community banking industry."

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Bank, which operates 15 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)

                                                     UNAUDITED                            UNAUDITED
                                                    THREE MONTHS                        TWELVE MONTHS
                                                    ------------          INC           -------------          INC
                                               12/31/2005  12/31/2004    (DEC)      12/31/2005   12/31/2004   (DEC)
                                               ----------  ----------    -----      ----------   ----------   -----

EARNINGS SUMMARY

           Interest Income                        $ 8,927     $ 7,848      13.7%       $ 33,965    $ 31,221     8.8%
           Interest expense                         3,281       2,349      39.7%         11,532       8,866    30.1%
           Net interest income                      5,646       5,499       2.7%         22,433      22,355     0.3%
           Loan loss provision                         90         150     -40.0%            540         600   -10.0%
           Non-interest income                        647         623       3.9%          2,728       2,608     4.6%
           Non-interest expense                     4,010       3,800       5.5%         16,168      15,329     5.5%
           Income taxes                               666         584      14.0%          2,300       2,467    -6.8%
           Net income                             $ 1,527     $ 1,588      -3.8%       $  6,153    $  6,567    -6.3%

PER SHARE INFORMATION

           Earnings per share, basic              $  0.56     $  0.58      -3.4%       $   2.25    $   2.44    -7.8%
           Earnings per share, diluted            $  0.55     $  0.56      -1.8%       $   2.19    $   2.33    -6.0%

           Dividends paid                         $  0.18     $  0.17       5.9%       $   0.72    $   0.66     9.1%


FINANCIAL RATIOS

           Annualized return on average assets      0.93%       1.01%      -7.9%          0.96%       1.06%    -9.4%
           Annualized return on average equity      9.80%      10.78%      -9.1%         10.16%      11.58%   -12.3%
           Efficiency ratio                        64.65%      63.63%       1.6%         65.67%      62.92%     4.4%

AVERAGE BALANCES

           Loans                                 $479,580    $437,530       9.6%       $462,389    $423,482     9.2%
           Mortgage-backed securities              96,502     122,574     -21.3%        108,029     128,759   -16.1%
           Investment securities                   41,261      32,177      28.2%         37,357      30,969    20.6%
           Other interest-earning assets            1,493         617     142.0%          1,910       1,127    69.5%
           Total earning assets                   618,836     592,898       4.4%        609,685     584,337     4.3%
           Non-earning assets                      33,923      34,062      -0.4%         34,215      34,645    -1.2%
           Total assets                           652,759     626,960       4.1%        643,900     618,982     4.0%

           Deposits                               466,081     458,522       1.6%        465,521     465,097     0.1%
           FHLB advances                          117,980     104,066      13.4%        111,628      91,660    21.8%
           Total interest bearing liabilities     584,061     562,588       3.8%        577,149     556,757     3.7%
           Non-interest bearing liabilities         6,904       5,786      19.3%          6,199       5,536    12.0%
           Stockholders' equity                    61,794      58,586       5.5%         60,552      56,689     6.8%
           Total liabilities & stockholders'     $652,759    $626,960       4.1%       $643,900    $618,982     4.0%
                equity



SPREAD AND MARGIN ANALYSIS

Average yield on:
           Loans                                    6.09%       5.74%                     5.96%       5.75%
           Mortgage-backed securities               4.71%       3.95%                     4.51%       4.42%
           Investment securities                    4.69%       4.65%                     4.75%       4.45%
           Other interest-earning assets            4.52%       1.93%                     3.09%       1.24%
Average cost of:
           Deposits                                 1.86%       1.29%                     1.63%       1.27%
           FHLB advances                            3.70%       3.30%                     3.52%       3.21%

Interest rate spread                                3.55%       3.65%                     3.62%       3.79%
Net interest margin                                 3.68%       3.73%                     3.74%       3.86%


T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)

                                                     UNAUDITED                            UNAUDITED
                                                    THREE MONTHS                        TWELVE MONTHS
                                                    ------------          INC           -------------          INC
                                               12/31/2005  12/31/2004    (DEC)      12/31/2005   12/31/2004   (DEC)
                                               ----------  ----------    -----      ----------   ----------   -----
NON-INTEREST INCOME

           Retail banking fees                   $    629    $    615       2.3%      $   2,570   $   2,600    -1.2%
           Gain on sale of loans                 $     18    $      8    -100.0%      $     158   $       8  -112.5%
           Gain (loss) on sales of securities           -           -       0.0%              -           -     0.0%



NON-INTEREST EXPENSE

           Salaries and benefits                    2,233       2,088       6.9%          9,249       8,769     5.5%
           Occupancy                                  693         666       4.1%          2,645       2,518     5.0%
           Deposit insurance                           16          17      -5.9%             64          70    -8.6%
           Professional fees                          166         156       6.4%            814         615    32.4%
           Deposit intangible amortization             28          34     -17.6%            130         155   -16.1%
           Advertising                                220         165      33.3%            773         655    18.0%
           Other                                      654         674      -3.0%          2,493       2,547    -2.1%


                                                                                          INC
                                               12/31/2005              12/31/2004        (DEC)
                                               ----------              ----------        -----
DEPOSIT INFORMATION

           Non-interest checking                 $ 37,138               $ 32,636          13.8%
           Interest checking                       52,319                 54,887          -4.7%
           Money market                            79,666                 42,496          87.5%
           Savings                                151,725                182,945         -17.1%
           CD's                                   149,673                146,939           1.9%

OTHER PERIOD ENDING INFORMATION

Per Share
           Book value (a)                        $  23.07               $  22.30
           Tangible book value (a)               $  21.36               $  20.57
           Closing market price                  $  28.45               $  34.20

Balance sheet
           Loans,net                             $490,959               $442,195          11.0%
           Cash and cash equivalents                3,821                  7,900         -51.6%
           Mortgage-backed securities              93,688                118,510         -20.9%
           Investment securities                   42,563                 32,150          32.4%
           Total assets                           661,233                628,966           5.1%
           Deposits                               470,521                459,903           2.3%
           FHLB advances and other                121,260                102,747          18.0%
           Stockholders' equity                    62,609                 61,155           2.4%

ASSET QUALITY
           Non-performing loans                     1,588                    960          65.4%
           Loan loss reserves                       2,641                  2,307          14.5%
           Reserves to gross loans                  0.54%                  0.52%           3.8%
           Non-performing loans to gross loans      0.32%                  0.22%          45.5%
           Non-performing loans to total assets     0.24%                  0.15%          60.0%
           Foreclosed property                        700                    700           0.0%
           Foreclosed property to total assets      0.11%                  0.11%           0.0%
           Non-performing assets to total assets    0.35%                  0.26%          34.6%

OTHER STATISTICAL INFORMATION
           Shares outstanding (000's) (a)           2,714                  2,742
           Number of branch offices                    15                     14
           Full time equivalent employees             172                    175

(a) Excludes 185,000 and 202,000 employee stock ownership plan shares at December 31, 2005 and 2004, respectively.
